EXHIBIT 7.

                               Powers of Attorney


                                Power of Attorney
                                 With Respect To
                     Acacia National Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Charles T. Nason,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Robert-John H. Sands may designate in writing directed to the President of Acacia National Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia National Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                          /S/
                             ---------------------------------------------------
                             Charles T. Nason
                             Chairman of the Board,
                             Chief Executive Officer & Director



                                Power of Attorney
                                 With Respect To
                     Acacia National Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Haluk Ariturk,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Robert-John H. Sands may designate in writing directed to the President of Acacia National Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia National Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                          /S/
                             ---------------------------------------------------
                             Haluk Ariturk
                             Senior Vice President-
                             Product Management & Administration & Director

                                Power of Attorney
                                 With Respect To
                     Acacia National Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

JoAnn M. Martin,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Robert-John H. Sands may designate in writing directed to the President of Acacia National Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia National Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                         /S/
                             --------------------------------------------------
                             JoAnn M. Martin
                             Senior Vice President, Chief Financial Officer
                             & Director



                                Power of Attorney
                                 With Respect To
                     Acacia National Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Robert-John H. Sands,
whose signature appears below, constitutes and appoints Donald R. Stading and any such person(s) as Robert-John H. Sands may designate in writing directed to the President of Acacia National Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia National Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                         /S/
                            ----------------------------------------------------
                            Robert-John H. Sands
                            Senior Vice President, General Counsel,
                            Corporate Secretary & Director

                                Power of Attorney
                                 With Respect To
                     Acacia National Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Reno J. Martini,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Robert-John H. Sands may designate in writing directed to the President of Acacia National Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia National Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                         /S/
                            ---------------------------------------------------
                             Reno J. Martini
                             Director



                                Power of Attorney
                                 With Respect To
                     Acacia National Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Richard W. Vautravers,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Robert-John H. Sands may designate in writing directed to the President of Acacia National Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia National Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                         /S/
                              --------------------------------------------------
                              Richard W. Vautravers
                              Senior Vice President & Corporate Actuary

                                Power of Attorney
                                 With Respect To
                     Acacia National Life Insurance Company
              Variable Annuity and Variable Life Insurance Products

Robert C. Barth,
whose signature appears below, constitutes and appoints Donald R. Stading and Robert-John H. Sands, and any such person(s) as Robert-John H. Sands may designate in writing directed to the President of Acacia National Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Acacia National Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 25, 2001 and remains in effect until revoked or revised.

                         /S/
                              --------------------------------------------------
                              Robert C. Barth
                              Vice President & Controller